UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2023

DATA STORAGE CORPORATION

 (Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	001-35384	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

48 South Service Road

 Melville, New York 11747

(Address of principal executive offices) (zip code)

212-564-4922

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13I(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DTST	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	DTSTW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 13, 2023, Data Storage Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders at 48 South Service Road, Lower Level Conference Room, Melville, New York 11747 (the “Annual Meeting”). As of July 17, 2023, the Company’s record date, there were a total of 6,834,627 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 5,135,636 shares of common stock were present in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the Company’s stockholders, upon the unanimous recommendation of the Company’s board of directors: (a) elected each of Charles M. Piluso, Harold J. Schwartz, Thomas C. Kempster, John Argen, Joseph B. Hoffman, Lawrence A. Maglione Jr., Matthew Grover and Todd A. Correll as directors, each to hold office until the next annual meeting of stockholders of the Company and until their successors are elected and qualified; (b) ratified the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accountants for fiscal year ending December 31, 2023; and (c) approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers.

Each proposal is described in detail in the Company’s proxy statement, dated August 4, 2023, which was filed with the SEC on August 4, 2023, and first sent or made available to the Company’s stockholders on August 4, 2023.

The voting results for each item of business voted upon at the Annual Meeting were as follows:

Proposal 1 — Election of Charles M. Piluso, Harold J. Schwartz, Thomas C. Kempster, John Argen, Joseph B. Hoffman, Lawrence A. Maglione Jr., Matthew Grover and Todd A. Correll to serve on the Company’s board of directors

	For	Withheld	Broker Non-Votes
Charles M. Piluso	3,382,882	9,882	1,742,872
Harold J. Schwartz	3,372,500	20,264	1,742,872
Thomas C. Kempster	3,373,027	19,737	1,742,872
John Argen	3,382,366	10,398	1,742,872
Joseph B. Hoffman	3,381,898	10,866	1,742,872
Lawrence A. Maglione Jr.	3,221,741	171,023	1,742,872
Matthew Grover	3,382,881	9,883	1,742,872
Todd A. Correll	3,381,357	11,407	1,742,872

Proposal 2 — Ratification of the Selection of the Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,057,220	51,820	26,596	—

Proposal 3 — Approval on a Non-Binding Advisory Basis, Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,345,886	37,368	9,510	1,742,872

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2023	DATA STORAGE CORPORATION

	By:	/s/ Charles M. Piluso
	Name:	Charles M. Piluso
	Title:	Chief Executive Officer